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                                                                   Exhibit 10.41

                                                                  CONFORMED COPY

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                                U.S. $200,000,000

                                CREDIT AGREEMENT

                           Dated as of April 15, 1997

                                      Among

                   CITIZENS CENTURY CABLE TELEVISION VENTURE,

                                  as Borrower,

                                SOCIETE GENERALE,

                                    as Agent,

             BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION,

                              as Syndication Agent,

                             CORESTATES BANK, N.A.,
                       THE FIRST NATIONAL BANK OF BOSTON,
                               LTCB TRUST COMPANY,
                                       and
                         PNC BANK, NATIONAL ASSOCIATION,

                                  as Co-Agents,

                                       and

                    THE FINANCIAL INSTITUTIONS NAMED HEREIN,

                                   as Lenders

                                   Arranged by

                                SOCIETE GENERALE

                                       and

                          BANCAMERICA SECURITIES, INC.

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                                TABLE OF CONTENTS

                                    ARTICLE I

DEFINITIONS AND ACCOUNTING TERMS                                             1

     SECTION 1.01.  Certain Defined Terms                                    1
     SECTION 1.02.  Computation of Time Periods;
                    Interpretation                                          19
     SECTION 1.03.  Accounting Terms                                        20

                                   ARTICLE II

AMOUNTS AND TERMS OF THE ADVANCES                                           20

     SECTION 2.01.  The A Advances                                          20
     SECTION 2.02.  Making the A Advances                                   21
     SECTION 2.03.  The B Advances                                          22
     SECTION 2.04.  Fees                                                    25
     SECTION 2.05.  Reduction of the Commitments                            26
     SECTION 2.06.  Repayment of A Advances                                 26
     SECTION 2.07.  Interest on the A Advances                              27
     SECTION 2.08.  Interest Rate Determination and
                    Protection                                              30
     SECTION 2.09.  Voluntary Conversion of A Advances                      31
     SECTION 2.10.  Prepayments of A Advances                               32
     SECTION 2.11.  Increased Costs, Etc.                                   34
     SECTION 2.12.  Illegality                                              36
     SECTION 2.13.  Payments and Computations                               36
     SECTION 2.14.  Taxes                                                   38
     SECTION 2.15.  Sharing of Payments, Etc.                               40
     SECTION 2.16.  Additional Interest on Eurodollar Rate
                    Advances                                                40
     SECTION 2.17.  Use of Proceeds                                         40

                                   ARTICLE III

CONDITIONS OF LENDING                                                       41

     SECTION 3.01.  Conditions Precedent to Initial
                    Advances                                                41
     SECTION 3.02.  Conditions Precedent to Each A
                    Borrowing                                               43
     SECTION 3.03.  Conditions Precedent to Each B
                    Borrowing                                               44
     SECTION 3.04.  Conditions Precedent to Borrowings for
                    the Jones Acquisitions                                  44
     SECTION 3.05.  Conditions Precedent to Borrowings for
                    an Approved Acquisition                                 45
     SECTION 3.06.  Determinations Under Section 3.01                       46




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                                   ARTICLE IV

REPRESENTATIONS AND WARRANTIES                                              46

     SECTION 4.01.  Representations and Warranties of the
                    Borrower                                                46

                                    ARTICLE V

COVENANTS OF THE BORROWER                                                   52

     SECTION 5.01.  Affirmative Covenants                                   52
     SECTION 5.02.  Negative Covenants                                      55
     SECTION 5.03.  Reporting Requirements                                  63

                                   ARTICLE VI

EVENTS OF DEFAULT                                                           66

     SECTION 6.01.  Events of Default                                       66

                                   ARTICLE VII

THE LENDER AGENTS                                                           71

     SECTION 7.01.  Authorization and Action                                71
     SECTION 7.02.  Lender Agents' Reliance, Etc.                           71
     SECTION 7.03.  The Lender Agents and their Affiliates                  72
     SECTION 7.04.  Lender Credit Decision                                  72
     SECTION 7.05.  Indemnification by Lenders                              73
     SECTION 7.06.  Successor Agent, Etc.                                   73

                                  ARTICLE VIII

MISCELLANEOUS                                                               74

     SECTION 8.01.  Amendments, Etc.                                        74
     SECTION 8.02.  Notices, Etc.                                           75
     SECTION 8.03.  No Waiver; Remedies                                     75
     SECTION 8.04.  Costs, Expenses and Taxes                               75
     SECTION 8.05.  Right of Set-off                                        76
     SECTION 8.06.  Binding Effect                                          76
     SECTION 8.07.  Assignments and Participations                          76
     SECTION 8.08.  Indemnification by the Borrower                         80
     SECTION 8.09.  Confidentiality                                         80
     SECTION 8.10.  Governing Law                                           81
     SECTION 8.11.  Execution in Counterparts                               81
     SECTION 8.12.  WAIVER OF JURY TRIAL                                    81
     SECTION 8.13.  Submission to Jurisdiction; Waivers                     82
     SECTION 8.14.  Acknowledgments                                         82




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SCHEDULE I          -    Applicable Lending Offices
SCHEDULE II         -    Lenders and Commitments
SCHEDULE 4.01(l)    -    Subsidiaries
SCHEDULE 4.01(m)    -    Franchises
SCHEDULE 4.01(r)    -    Debt and Leases
SCHEDULE 4.01(w)    -    Subscribers
SCHEDULE 6.01(c)    -    Permitted Cable Systems

EXHIBIT A-1         -    Form of A Note
EXHIBIT A-2         -    Form of B Note
EXHIBIT B-1         -    Form of Notice of A Borrowing
EXHIBIT B-2         -    Form of Notice of B Borrowing
EXHIBIT C           -    Form of Guarantee Agreement
EXHIBIT D           -    Form of Negative Pledge Agreement
EXHIBIT E           -    Form of Rate Ratio Certificate
EXHIBIT F           -    Form of Compliance Certificate
EXHIBIT G           -    Form of Solvency Certificate
EXHIBIT H           -    Form of Assignment and Acceptance
EXHIBIT I-1         -    Form of Opinion of Counsel to the Borrower
EXHIBIT I-2         -    Form of Opinion of Counsel to Citizens Utilities and
                         Citizens Cable
EXHIBIT J           -    Form of Opinion of Special Communications Counsel to
                         the Borrower




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